Business Acquisitions	6 Months Ended
Jun. 30, 2011
Business Acquisitions
Business Acquisitions

4.                  Business Acquisitions

Acquisition of controlling interest in PGW in April 2011:

In April 2011, Agria Singapore purchased an additional 234,963,938 shares of PGG Wrightson (PGW) at the offer price of NZ$0.60 (US$0.46) per share to bring its total shareholding in PGG Wrightston from 19.01% to 50.01%. The acquisition has been accounted for as a business acquisition in accordance with ASC 805, “Business Combinations”. The results of PGG Wrightson’s operations have been included in the consolidated financial statements since its acquisition date. We previously accounted for our 19.01% interest in PGW as an equity method investment.

The aggregate purchase consideration is comprised of the following:

	(RMB’000)	(US$’000)
	(Unaudited)	(Unaudited)
Cash consideration transferred	734,356	113,616
Fair value of the Noncontrolling Interest	967,152	149,633
Fair value of previously held equity interest	450,385	69,681
Total consideration	2,151,893	332,930

As the result of obtaining control over PGW, our previously held 19.01% interest was remeasured to fair value at acquisition date, resulting in a gain of RMB55.5 million (US$8.6 million). This has been recognized in unrealized gain from investment in the consolidated statements of operations.

The following table summarizes the fair values of the assets acquired and liabilities assumed as at the date of acquisition. This table represents the initial accounting for the acquisition. These provisional amounts may be adjusted in the measurement period (that will not exceed one year from the acquisition).

	As at April 30, 2011
	(RMB’000)	(US$’000)
	(Unaudited)	(Unaudited)
Cash	38,817	6,006
Accounts receivable	1,421,690	219,957
Inventory	1,292,895	200,030
Other current assets	167,311	25,886
Property and equipment	468,266	72,448
Investment in equity accounted associates & other investment	73,673	11,398
Other non-current assets	75,308	11,651
Goodwill	828,793	128,227
Accounts payable	(850,887)	(131,645)
Short-term borrowings	(337,983)	(52,291)
Other current liabilities	(450,285)	(69,667)
Long-term borrowings	(754,836)	(116,784)
Other long-term liabilities	(154,367)	(23,883)
Net assets held for sale	481,206	74,450
Deferred tax assets	61,287	9,482
Income tax payable	(23,571)	(3,647)
Noncontrolling interest	(10,259)	(1,587)
Convertible Redeemable Note and accrued interest	(175,165)	(27,101)
Purchase consideration	2,151,893	332,930

The goodwill recognized represents expected synergies and incremental growth that we anticipate accruing both in PGW and across the rest of the Group. We expect this to be achieved by the Group management providing PGW with expertise on capitalizing on opportunities in the China market and by PGW providing the rest of the Group with expertise on leading international agriculture practices and techniques.

Pro forma (unaudited)

The following summarized unaudited pro forma results of operations, which are inclusive of Continuing and Discontinued Operations, for the year ended December 31, 2010 and the 6 month ended June 30, 2010, have been prepared assuming that the acquisition of PGW had occurred on January 1, 2009. These pro forma results have been prepared for comparative purposes only based on management’s best estimate and do not purport to be indicative of the results of operations which actually would have resulted had the acquisitions occurred as of January 1, 2010.

	For the year
	Ended December 31, 2010	For 6 months Ended June 30, 2011	For 6 months Ended June 30, 2011
	(Unaudited)	(Unaudited)	(Unaudited)
	RMB’000	RMB’000	USD’000

Pro forma revenues	6,256,583	3,551,666	549,496
Pro forma net loss	(57,110)	(94,701)	(14,652)
Pro forma net loss per ordinary share-basic & diluted	(0.46)	(0.80)	(0.12)